                                                                  Exhibit 99.(d)



$.01 PAR VALUE                                                COMMON SHARES OF
                                                             BENEFICIAL INTEREST

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
         ORGANIZED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

NUMBER                                                                    SHARES

                                                           CUSIP 27826E 10 4
                                                                 SEE REVERSE FOR
THIS CERTIFICATE IS TRANSFERABLE IN                      CERTAIN DEFINITIONS
BOSTON, MA OR IN NEW YORK, NY

THIS IS TO CERTIFY THAT



IS THE OWNER OF


                     COMMON SHARES OF BENEFICIAL INTEREST OF


Eaton Vance Massachusetts Municipal Income Trust, a business trust established in accordance with the laws of the Commonwealth of Massachusetts under and subject to the provisions of an Agreement and Declaration of Trust executed as of the 10th day of December, 1998, as the same may be amended, and restated from time to time, and filed with the Secretary of the Commonwealth of Massachusetts. The common shares of said Trust evidenced by this certificate are issued under and subject to, and the rights and preferences of the holders hereof are subject to, said Declaration of Trust, and each common share of said Trust represents an equal proportionate interest in said Trust with each other outstanding common share of said Trust. The interest represented hereby is transferable only on the books of said Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar. WITNESS the facsimile signatures of the President and the Secretary of said Trust.


       ALAN R. DYNNER, SECRETARY          THOMAS J. FETTER, PRESIDENT

COUNTERSIGNED AND REGISTERED:
FIRST DATA INVESTOR SERVICES GROUP, INC.


BY                   TRANSFER AGENT AND REGISTRAR


              AUTHORIZED SIGNATURE
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EXPLANATION OF ABBREVIATIONS

     The following abbreviations, when used in the form of ownership of the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

ABBREVIATION        EQUIVALENT                  ABBREVIATION                 EQUIVALENT
------------        ----------                  ------------                 ----------
JTTEN               As joint tenants,           TEN IN COM                   As tenants in common
                    with right of               TEN BY ENT                   As tenants by the
                    survivorship and            UNIF GIFT MIN ACT            entireties Uniform Gift
                    not as tenants                                           to Minors
                    in common

ABBREVIATION        EQUIVALENT                   ABBREVIATION                EQUIVALENT
------------        ----------                   ------------                ----------
ADM                 Administrator(s)                  FDN                    Foundation
                    Administratix                     PL                     Public Law
AGMT                Agreement                         TR                     (As) trustee(s), for, of
CUST                Custodian for                     UA                     Under Agreement
EST                 Estate, Of estate of              UW                     Under Will of, Of will of,
EX                  Executor(s), Executrix                                   Under last will & testament
FBO                 For the benefit of

     Additional abbreviations may also be used though not in the above list.
================================================================================

                                  TRANSFER FORM

PLEASE INSERT SOCIAL SECURITY      FOR VALUE RECEIVED______________ hereby sell,
 OR OTHER IDENTIFYING NUMBER                            (I/we)
 OF ASSIGNEE                         assign and transfer unto


 ..........................      ................................................
                                Please print or typewrite name and address including postal zip code of assignee

 ................................................................................
 ................................................................................
 ..........................................................................Shares
of the Common Shares of Beneficial interest represented by this Certificate and do hereby irrevocably constitute and appoint

 .......................................................................Attorney,
to transfer said shares on the books of the Trust with full power of substitution in the premises.

Dated:
                    ............................................................
SIGNATURE
GUARANTEED BY       Signature(s)................................................
                    (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 ....................................
(Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by an SEC regulation and acceptable to the Transfer Agent).
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                                IMPORTANT NOTICE:

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a stock certificate.
================================================================================
                                 REDEMPTION FORM

     The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of

 ..........................................................................Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)

of  the  Common  Shares  of  Beneficial  Interest   represented  by  the  within
Certificate  in  accordance  with the terms of the  Declaration  of Trust of the
Trust.
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================================================================================
Dated:  .................


                    ............................................................

SIGNATURE           Signature(s)................................................
GUARANTEED BY       (The   signature  to  this  request  for   redemption   must
                    correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 .................................
(Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by an SEC regulation and acceptable to the Transfer Agent).


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                                                    Address
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